                                                                   EXHIBIT 99.12

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,042,650,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-BC3

                                  [SURF LOGO]

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                SEPTEMBER 7, 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                              Property Type as % of Cur Bal
                                      --------------------------------------------
                                                                          MULTI /       %         %
   FICO   LOAN    CURRENT   LOAN W.A. CONDO /  MANUFACTURED        SINGLE   TOWN /    CUR BAL   CUR BAL
   BAND   COUNT   BALANCE   WALA FICO CO-OP      HOUSEING     PUD  FAMILY  2-4 UNIT  <= 75,000  > 75,000
--------- ----- ----------- ---- ---- -------  ------------  ----  ------  --------  ---------  --------
 <= 460       0           0    0    0    0.0%           0.0%  0.0%    0.0%      0.0%       0.0%      0.0%
461 - 480     0           0    0    0    0.0%           0.0%  0.0%    0.0%      0.0%       0.0%      0.0%
481 - 500     6     855,046    7  500    0.0%           0.0% 31.5%   52.2%     16.3%       7.9%     92.1%
501 - 520    59   7,935,171    6  510    0.7%           0.0%  6.2%   88.2%      4.9%      10.0%     90.0%
521 - 540   309  50,142,514    5  532    5.5%           0.2% 10.8%   80.4%      3.1%       5.6%     94.4%
541 - 560   523  89,306,621    5  551    2.6%           0.0% 11.7%   81.9%      3.8%       3.5%     96.6%
561 - 580   586 100,700,345    5  570    2.9%           0.0% 10.0%   82.1%      5.0%       4.4%     95.6%
581 - 600   811 131,043,483    5  591    5.8%           0.0% 11.4%   76.4%      6.4%       6.2%     93.8%
601 - 620 1,220 185,144,173    5  611    5.0%           0.2%  8.8%   81.3%      4.8%       6.9%     93.1%
621 - 640 1,119 167,948,452    5  630    6.4%           0.0% 16.5%   72.8%      4.4%       8.8%     91.2%
641 - 660 1,043 154,241,334    5  649    5.4%           0.0% 12.3%   74.7%      7.7%       9.2%     90.8%
661 - 680   522  69,247,415    5  669    6.2%           0.0% 17.4%   69.5%      7.0%      12.9%     87.1%
681 - 700   367  49,218,350    5  690    6.5%           0.2% 20.7%   70.2%      2.4%      13.8%     86.2%
701 - 720   246  31,414,567    5  711   10.6%           0.0% 20.4%   62.3%      6.8%      13.7%     86.3%
721 - 740   116  15,441,548    5  729   13.9%           0.0% 15.0%   67.9%      3.1%      14.7%     85.3%
741 - 760    79   8,939,536    5  748   18.7%           0.0%  7.1%   69.8%      4.4%      17.2%     82.8%
  > 760      70   9,589,807    5  775    4.6%           0.0% 28.1%   57.7%      9.6%      11.7%     88.3%

             Occupancy Status as %                                    % OF CB  % OF CB
                   of Cur Bal                 % OF CB      % OF CB     FIXED     ADJ.   FIXED  ADJ.
   FICO   ---------------------------  W.A.     WITH        WITH        RATE    RATE    RATE   RATE  % OF CB
   BAND   INVESTOR  PRIMARY  2ND HOME  DTI   DTI <50.0%  DTI >=50.0%   LOANS    LOANS   SATO   SATO  IO LOANS
--------- --------  -------  --------  ----  ----------  -----------  -------  -------  -----  ----  --------
 <= 460        0.0%     0.0%      0.0%  0.0%        0.0%         0.0%     0.0%     0.0%   0.0%  0.0%      0.0%
461 - 480      0.0%     0.0%      0.0%  0.0%        0.0%         0.0%     0.0%     0.0%   0.0%  0.0%      0.0%
481 - 500      0.0%   100.0%      0.0% 39.7%       92.1%         7.9%     9.7%    90.3%                   0.0%
501 - 520      0.6%    93.6%      5.8% 39.5%       91.9%         8.1%     6.6%    93.4%                   1.4%
521 - 540      0.3%    99.7%      0.0% 39.3%       93.5%         6.5%    19.0%    81.0%                  11.8%
541 - 560      1.0%    98.8%      0.2% 39.0%       93.4%         6.6%    22.3%    77.7%                  16.3%
561 - 580      0.8%    98.7%      0.5% 40.0%       94.0%         6.0%    22.5%    77.5%                  21.9%
581 - 600      1.1%    98.6%      0.4% 39.9%       93.8%         6.2%    15.8%    84.2%                  25.1%
601 - 620      1.2%    98.4%      0.4% 40.3%       94.2%         5.8%    20.3%    79.7%                  25.7%
621 - 640      1.4%    98.2%      0.4% 41.4%       94.4%         5.6%    19.4%    80.6%                  40.6%
641 - 660      3.6%    96.2%      0.2% 41.7%       96.3%         3.7%    21.3%    78.7%                  41.6%
661 - 680      1.1%    98.0%      0.9% 42.0%       96.2%         3.8%    24.3%    75.7%                  47.8%
681 - 700      0.6%    99.4%      0.0% 41.6%       97.7%         2.3%    25.1%    74.9%                  52.7%
701 - 720      0.3%    99.8%      0.0% 42.8%       96.1%         3.9%    24.2%    75.8%                  49.7%
721 - 740      0.7%    99.3%      0.0% 42.0%       98.0%         2.0%    20.2%    79.8%                  51.1%
741 - 760      2.5%    97.5%      0.0% 39.5%       98.7%         1.3%    31.9%    68.1%                  44.2%
  > 760        0.0%   100.0%      0.0% 41.6%      100.0%         0.0%    20.4%    79.6%                  63.9%

                                                                Documentation as %
                                                    % OF CB          of Cur Bal
                                                    WITH A    -----------------------
          Loan Purpose as % of Cur Bal             PIGGYBACK          NA /
   FICO   -----------------------------  % OF CB    JR LIEN           NI /    STATED/
   BAND   PURCHASE  CASH-OUT  RATE TERM  BALLOONS    LOAN     FULL   LIMITED   NONE
--------- --------  --------  ---------  --------  ---------  -----  -------  -------
 <= 460        0.0%      0.0%       0.0%      0.0%       0.0%   0.0%     0.0%     0.0%
461 - 480      0.0%      0.0%       0.0%      0.0%       0.0%   0.0%     0.0%     0.0%
481 - 500      0.0%    100.0%       0.0%      0.0%       0.0% 100.0%     0.0%     0.0%
501 - 520      7.7%     87.2%       5.1%      0.0%       3.5%  80.9%     0.0%    19.1%
521 - 540      8.2%     87.7%       4.1%      0.0%       1.8%  78.1%     3.4%    18.6%
541 - 560     10.0%     84.2%       5.8%      0.1%       4.1%  75.0%     4.9%    20.1%
561 - 580     13.7%     80.2%       6.0%      0.8%       7.9%  70.4%     3.4%    26.2%
581 - 600     29.2%     65.3%       5.5%      3.0%      20.7%  68.2%     4.2%    27.7%
601 - 620     38.0%     57.6%       4.4%      4.9%      31.6%  64.9%     4.5%    30.6%
621 - 640     47.5%     47.5%       5.0%      8.5%      40.9%  52.1%     3.9%    44.0%
641 - 660     53.2%     41.9%       4.9%      9.3%      46.9%  34.2%     1.1%    64.7%
661 - 680     74.2%     22.4%       3.4%     15.7%      67.5%  28.4%     0.5%    71.0%
681 - 700     86.2%     12.1%       1.7%     17.2%      76.7%  17.1%     1.1%    81.8%
701 - 720     88.5%      7.4%       4.2%     17.7%      78.8%  15.0%     0.0%    85.0%
721 - 740     87.4%     12.6%       0.0%     18.7%      76.3%  10.1%     0.0%    90.0%
741 - 760     91.0%      9.0%       0.0%     17.0%      78.6%  25.6%     0.0%    74.4%
  > 760       90.8%      9.2%       0.0%     19.3%      80.3%  14.5%     0.0%    85.5%

STATE          LOAN             CURRENT
CODE           COUNT            BALANCE
-----          -----          -----------
  AL              68            6,605,603
  AK
  AZ             176           22,761,238
  AR              51            4,884,444
  CA           1,354          306,269,403
  CO              87           13,087,468
  CT             170           29,872,312
  DE              19            2,846,809
  DC               7            1,305,767
  FL             744          102,191,978
  GA             235           27,578,355
  GU
  HI               2              343,430
  ID              18            1,813,605
  IL             328           49,497,851
  IN             153           14,848,067
  IA              35            2,774,891
  KS              47            4,531,299
  KY              70            7,243,491
  LA              44            5,004,024
  ME              36            4,779,968
  MD             241           48,590,863
  MA              97           20,698,977
  MI             210           22,663,983
  MN             121           16,286,443
  MS              27            2,578,808
  MO             221           20,816,116
  MT               8              936,668
  NE              27            2,407,132
  NV             179           31,001,655
  NH              22            3,422,467
  NJ             116           24,960,314
  NM              14            1,594,439
  NY             205           42,890,717
  NC             107           11,259,823
  ND               4              487,266
  OH             223           22,770,798
  OK              24            1,530,891
  OR              67            7,282,300
  PA             240           29,570,238
  PR
  RI              50            8,648,990
  SC              49            4,922,188
  SD               1              102,372
  TN              92            8,524,978
  TX             461           37,140,466
  UT              61            7,191,612
  VT               1               59,205
  VI
  VA             270           45,406,996
  WA             165           23,963,655
  WV              27            3,305,772
  WI             100           11,687,674
  WY               2              224,554

                                                                            % OF  COVERAGE  INSURED    W.A.              W.A.
               % OF    % OF     W.A.       W.A.      W.A.     AVE     AVE    CB    % FOR    LTV ON   LTV OF   WAC OF   FICO OF
 W.A.   W.A.  CB 1ST  CB 2ND  1ST LIEN  2ND LIEN  2ND LIEN  CB 1ST  CB 2ND  WITH   LOANS     LOANS    LOANS    LOANS    LOANS
COUPON  CLTV   LIEN    LIEN     LTV       CLTV      LTV      LIEN    LIEN    MI   WITH MI   WITH MI  WITH MI  WITH MI  WITH MI
------  ----  ------  ------  --------  --------  --------  ------- ------- ----  --------  -------  -------  -------  -------
   0.0%  0.0%    0.0%    0.0%      0.0%      0.0%      0.0%       0       0  0.0%      0.0%     0.0%     0.0%     0.0%       0
   0.0%  0.0%    0.0%    0.0%      0.0%      0.0%      0.0%       0       0  0.0%      0.0%     0.0%     0.0%     0.0%       0
 8.014% 67.0%  100.0%    0.0%     67.0%      0.0%      0.0% 142,508       0  0.0%      0.0%     0.0%     0.0%   0.000%       0
 8.357% 69.1%  100.0%    0.0%     69.1%      0.0%      0.0% 134,494       0  0.0%      0.0%     0.0%     0.0%   0.000%       0
 7.512% 75.5%  100.0%    0.0%     75.5%      0.0%      0.0% 162,274       0  1.9%     31.0%    59.5%    87.2%   8.237%     540
 7.303% 77.4%  100.0%    0.0%     77.4%      0.0%      0.0% 170,758       0 30.7%     31.6%    59.5%    87.0%   7.573%     552
 7.294% 78.6%   99.5%    0.5%     78.5%    100.0%     20.0% 173,680  54,082 38.7%     32.3%    59.5%    87.7%   7.586%     570
 7.229% 81.3%   96.9%    3.1%     80.7%     99.8%     20.1% 179,406  39,066 31.2%     33.1%    59.5%    88.8%   7.555%     591
 7.148% 82.4%   95.2%    4.8%     81.5%     99.8%     20.0% 176,354  40,573 29.2%     34.6%    59.6%    90.7%   7.440%     611
 7.256% 84.6%   91.1%    8.9%     83.2%     99.7%     19.9% 193,409  45,615 34.7%     34.3%    59.6%    90.2%   7.191%     630
 7.229% 85.1%   90.2%    9.8%     83.5%     99.7%     19.8% 193,135  47,011 29.3%     34.3%    59.5%    90.1%   6.961%     649
 7.193% 83.4%   83.5%   16.5%     80.2%     99.7%     19.8% 199,442  49,178  7.3%     34.9%    59.5%    90.6%   6.986%     669
 7.175% 83.5%   81.8%   18.2%     79.9%     99.7%     19.7% 207,476  51,838  1.9%     33.0%    59.6%    89.2%   7.240%     689
 7.157% 83.5%   81.6%   18.4%     79.8%     99.8%     19.8% 198,726  49,392  4.4%     31.0%    59.5%    84.8%   6.553%     708
 7.125% 83.9%   80.5%   19.5%     80.0%     99.7%     20.2% 210,697  52,814  1.7%     37.0%    59.9%    95.0%   6.750%     740
 7.073% 83.9%   80.4%   19.6%     80.0%    100.0%     20.0% 179,660  44,952  0.0%      0.0%     0.0%     0.0%   0.000%       0
 7.061% 83.6%   80.7%   19.3%     79.7%     99.8%     20.0% 214,907  54,504  0.0%      0.0%     0.0%     0.0%   0.000%       0